UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported): November 22, 2017

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware (State of Incorporation)	001-37613 (Commission File Number)	98-0513637 (IRS Employer Identification No.)

400 Poydras Street, Suite 2100, New Orleans, LA 70130
(Address of principal executive offices)  (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230. 405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with the sale of the Company’s operating assets on November 22, 2017, Chief Executive Officer Rodney Bienvenu and Chief Operating Officer Michael Angle ceased functioning in their capacities as executive officers.  They did not submit resignations on or since that date.  On January 11, 2018, the board of directors ratified termination of their employment effective as of November 22, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2018	COPsync, Inc. By: /s/ Clint Mock Name: Clint Mock Title: Chief Financial Officer